UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2009

Protection One, Inc.	Protection One Alarm Monitoring, Inc.
(Exact name of registrant	(Exact name of registrant
as specified in its charter)	as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-12181-01	1-12181
(Commission File Number)	(Commission File Number)

93-1063818	93-1065479
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

1035 N. 3rd Street, Suite 101 Lawrence, Kansas 66044	1035 N. 3rd Street, Suite 101 Lawrence, Kansas 66044
(Address of principal executive offices, including zip code)	(Address of principal executive offices, including zip code)

(785) 856-5500	(785) 856-5500
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Jeffrey S. Nordhaus resigned from the Boards of Directors of Protection One, Inc. (the “Company”) and Protection One Alarm Monitoring, Inc. (“POAMI”) and the Company’s Compensation Committee, effective as of September 28, 2009.  Mr. Nordhaus’s resignation is not the result of any disagreement with the Company or POAMI on any matter relating to the Company’s or POAMI’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTION ONE, INC.

Date: October 2, 2009	By:	/s/ J. Eric Griffin
Name: J. Eric Griffin
Title: Vice President, General Counsel and
Secretary

PROTECTION ONE ALARM
MONITORING, INC.

Date: October 2, 2009	By:	/s/ J. Eric Griffin
Name: J. Eric Griffin
Title: Vice President, General Counsel and
Secretary